Exhibit 99.01

1 Seneca Biopharma (NASDAQ: SNCA) NASDAQ listed company dedicated to developing reduced - risk innovative biopharmaceuticals for the treatment of human immunological diseases

2 DISCLAIMER The following slides and information contained therein are based upon Seneca Biopharma successfully : ( i ) entering into a royalty and milestone free, perpetual, non - cancelable, exclusive worldwide, other than in Greater China (which includes Hong Kong, Macau and Taiwan and certain other Asian territories) license with Jiangsu QYuns Therapeutics Co . , Ltd . , (“ QYuns ”)to develop and commercialize certain of QYuns ’ assets, including QX 005 N, targeting IL - 4 Rα, QX 002 N, targeting IL - 17 A, QX 004 N targeting IL - 23 A, and QX 006 N targeting IFNRα and (ii) securing adequate resources to execute on the business plan contemplated herein . SAFE HARBOR STATEMENT Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Seneca Biopharma, Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Seneca Biopharma’s business and prospects . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance . Any forward - looking statements that we make in this presentation speak only as of the date of such statement take into account the information in the Disclaimer above, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law .

3 INTRODUCTION Opportunity, Team and Pipeline

4 Rapid, differentiated platform: rabbit mAb drug development engine • Humanized rabbit monoclonal antibody platform with rich and deep repertoire • Differentiated: Better mAb’s ; novel, patentable epitopes • Rapid: Speed to market • Product Engine: Evergreen source of new mAb clinical candidates Second Mover Advantage – novel products focused on: • Proven, growing markets ; lead SCN005 is fast follower to Dupixent ($5.8 B market) • Validated targets and known MoA with limited competitors in development • Well - defined development and regulatory pathways Capital efficiency: global development of regional product candidates • Deep pipeline of clinical products through QYuns partnership (equity - based deal) • Low costs of pre - clinical development and manufacturing at QYuns in China • Complementary data from clinical trials conducted by QYuns Seneca Biopharma: De - risked Drug Development Pipeline

5 New Pipeline • New pipeline of biologics for immunological disease and engine for future product candidates • 6 novel drugs; plus at least one additional candidate per year from platform • Lead drugs address multi - billion dollar markets Legacy Assets • NSI - 566: cell therapy for treatment of ALS and Stroke • NSI - 189: small molecule drug for treatment of mood disorders Drug Development Programs

6 Lead programs • SNC005: Asthma and Atopic Dermatitis ▪ Anti - IL4R ▪ “Second Mover” to Dupixent ® • SNC006: Systemic Lupus Erythematosus SLE ▪ Anti - IFNR ▪ “Second Mover” to Anifrolumab Current Status of AutoImmune Pipeline • 2 Novel mAbs entering Phase 1 in China • 4 products in research/preclinical The Opportunity: Risk - Mitigated Clinical Stage Assets with Blockbuster Potential in US and Global Markets 242 872 2,111 3,146 4,224 5,082 5,688 2017 2018 2019 (f) 2020 (f) 2021 (f) 2022 (f) 2023 (f) Dupixent Sales & Projections

7 Immunological Disease Pipeline for the Global Market (Planned) SENECA BIO

8 • Deep pipeline of biologics being developed for China and regional market • Successful US - trained team with deep experience in mAb drug development • Robust pre - clinical and manufacturing capabilities to US Standards • Pipeline Partnership: Seneca developing novel pipeline for Global market • Exclusive license: Seneca will not owe any milestones or royalties on the pipeline. QYuns : A Regional Partner Developing World - class Drugs

9 Broader range of antigens • 50 - fold more B - cells for screening due to larger spleen compared to mouse • Additional mechanisms (somatic gene conversion of rearranged VDJ genes) • Rabbit CDRs possess greater diversity than mouse CDRs Ideal for fast - follower “second mover advantage” strategy • Rabbit mAb often have higher affinity – leading to better efficacy • Multiple novel patentable binding epitopes • Leading to potentially superior product profile Proven ability to produce best in class products • Brolucizumab (Novartis) approved 2019 based on superiority for Wet AMD QYuns’ Novel Rabbit mAb Platform and Product Engine

10 Seneca Biopharma Management & Key Advisors Kenneth Carter, Ph.D. Executive Chairman • 20+ years as CEO/Chairman of public and private companies • Multiple successful biotechnology companies • Broad pharma, R&D and Business networks Mathew Kalnik, Ph.D. Senior Operations Consultant • 20+ years executive roles in R&D and BD • Led development of several drugs • President, CEO and COO credentials Dane Saglio Senior Financial Consultant • 20+ years CFO public and private biotech companies • Deep operational experience • Extensive capital markets experience David Recker, MD CMO • 30+ years of clinical development expertise • Deep small molecule and cell therapy expertise • Experience in multiple therapeutic areas Thomas Hazel, Ph.D. VP of R&D • 17 years at Neuralstem; 10+ in senior executive roles • 25 years of experience in human neural stem cell R&D • Broad expertise in manufacturing and scale - up

11 SNC005 LEAD PROGRAM

seneca biopharma, inc.

SNC005: Anti-IL4R “Second Mover” To Dupixent: Asthma & Atopic Dermatitis

Target: Anti-IL4R mAb with affinity and preclinical efficacy comparable to or better than Dupixent (dupilumab)

Blockbuster market: $5.8 billion Dupixent peak sales forecast[1]: $2.5 billion in Asthma (43%)

Robust sales trajectory: $931 million across the first six months of 2019 and is on its way to annualizing around $2 billion. (2018 sales $922 million)

Low competition: Only 2 other anti-IL4R biologics in clinical development (Phase 1)[2]

Clear development path: Rapid and predictive POC clinical trial design in Asthma (N<150)

Plan to Leverage POC Data, GLP Studies and Early Clinical Data to Move into Clinical Studies in the US by 2020

1. EvaluatePharma, October 2018
2. GlobalData, April 2019

12

SNC005 Targets IL-4Rα Subunit, Inhibiting IL-4 & IL-13 Type 2 Inflammatory Response

SNC005 (anti-IL4Rα)

Dupixent



IL-4
IL-4
IL-13
IL-13
γC
IL-4Rα
IL-4Rα
IL-13Rα1
IL-13Rα2
JAK1
TYK3
JAK3
JAK1
STAT6
STAT6
STAT6
STAT6
P
Cytoplasm
No signaling
STAT6
STAT6
Nucleus
Transcription

Casele, TB, J Allergy Clin Immunol 2017;139:1411-21



Th2 cytokines
IL-4, IL-5, IL-13, IL-22

- Impaired KC differentiation
  Increased expression of CCL17 and CCL26
- Eosinophil recruitment
- Increased fibroblast production of CCL11
- IgE production by B-cells
- TH2 differentiation and survival
- Enhancement of airway smooth muscle cells contractility
- Airway remodeling
  Collagen deposition
- Goblet cell hyperplasia
- Mucus production by Epithelial cells

Atopic dermatitis, Asthma, Nasal polyposis, Chronic Obstructive Pulmonary Disease

13

14 SNC005 Inhibits IL - 4/IL - 13 Induced Signal Transduction – Similar To Dupixent in vivo x axis 0.01 0.1 1 10 100 1000 10000 0 0.2 0.4 0.6 0.8 1 1.2 4-P Fit: y = (A - D)/( 1 + (x/C)^B ) + D: A B C D R^2 Dupilumab (Group01: Concentration vs Values) 1.05 1.25 3.8 0.0561 0.997 QX005N (Group02: Concentration vs Values) 1.05 1.14 2.35 0.0531 0.996 __________ Weighting: Fixed x axis 0.01 0.1 1 10 100 1000 10000 0 0.2 0.4 0.6 0.8 1 1.2 1.4 4-P Fit: y = (A - D)/( 1 + (x/C)^B ) + D: A B C D R^2 Dupilumab (Group01: Concentration vs Values) 1.31 1.04 20.6 0.0544 0.997 QX005N (Group02: Concentration vs Values) 1.27 1.06 11.9 0.0476 0.997 __________ Weighting: Fixed IC 50 (ng/ml) IC 50 (ng/ml) Affinity to Human IL - 4R α ( Biacore ): SNC005 = 378 pM (binds different epitope) Dupixent = 136 pM

15 SNC005 Is Better Than Or Comparable To Dupixent In Extensive Battery Of in vitro Binding & Functional Assays Assay SNC005 Dupixent Ratio Method Bioactivity （ i n vitro ） Blocking IL - 4 binding to IL - 4R α ( ELISA) IL - 4 30.2 27.5 0.91 ELISA （ IC50 : ng/ml ） Inhibiting IL - 4/IL - 13 induced HEK Blue IL - 4/IL - 13 signal transduction IL - 4 2.4 3.8 1.6 Cell based assay （ IC50:ng/ml ） IL - 13 11.9 20.6 1.7 Inhibiting IL - 4/IL - 13 induced A549 release CCL - 17 IL - 4 32.6 44.9 1.4 IL - 13 28.9 37.3 1.3 Inhibiting IL - 4/IL - 13 induced HFL - 1 release CCL - 11 IL - 4 24.8 29.0 1.2 IL - 13 106.0 165.0 1.6 Inhibiting IL - 4/IL - 13 induced TF - 1 proliferation IL - 4 13.9 21.9 1.6 IL - 13 15.5 20.5 1.3 Inhibiting IL - 4/IL - 13 induced PBMC release CCL - 17 IL - 4 24.8 29.0 1.2 IL - 13 68.6 98.4 1.4 Inhibiting IL - 4/IL - 13 induced PBMC （ B cell ） expressing CD23 IL - 4 Better than Dupixent IL - 13 Inhibiting IL - 4/IL - 13 induced PBMC （ B cell ） release IgE IL - 4 Similar to Dupixent IL - 13 Bioactivity （ e x vivo ） Inhibiting IL - 4/IL - 13 induced whole blood release CCL - 17 IL - 4 Trend to better than Dupixent Whole blood IL - 13

16 SNC005: Demonstrates Comparable Efficacy to Dupixent in Human Transgenic B - hIL4/IL4R Asthma Model (Mouse) Eosinophil count

17 SNC005: Few Early - Stage Anti - IL4R Competitors Beyond Dupixent Phase 2 Atopic Dermatitis • Dupixent + REGN - 3500: IL4R & IL33 (Regeneron/Sanofi) ▪ Recent study results indicated that combo was no more effective than Dupixent alone Phase 1 Asthma • AZD - 1402/PRS - 060: IL4R (AstraZeneca/ Pieres ) Anti - calin , inhaled • CBP - 201: IL4R (Suzhou Connect Biopharmaceuticals, Ltd)

seneca
biopharma, inc.

SNC005: Key Atopic Dermatitis and Asthma Competitors Beyond IL4R

Late Stage Asthma Pipeline

- Fevipriprant (CRTH2 inhibitor/Novartis – oral) Phase 3 program (6 trials) across different asthma endotypes (incl. moderate to severe)
- Tezepelumab (anti-TSLP/Astrazeneca) Phase 3 program targets broad moderate to severe asthma population

Late Stage Atopic Dermatitis Pipeline

Two leading JAK/STAT inhibitors in development both appear to be inferior to dupilumab

- Baricitinib Phase 3 data shows much lower response rate than dupilumab
- Abrocitinib Phase 2b data shows good response rate but poor tolerability (high rates of headache, nausea)

18

19 • Share shifting rapidly between drugs • Fasenra launched 2017 • Xolair came off patent in 2018 • Dupixent approved in Asthma in 2019 • Dupixent peak sales forecast in Asthma $2.5 Billion $3.5B+ Global Sales For Asthma Biologics *Sources : • Fasenra : Astrazeneca Q 1 2019 investor presentation, H 1 2019 earnings report, Nucala GSK FY 2018 earnings report, H 1 2019 earnings report . • Xolair sales : Roche and Novartis 2018 FY earnings reports and H 2 2019 earnings reports . Xolair sales have been converted from CHF and Nucala from British pound at current rates as of October 2019 . • Dupixent forecast : Leerink analyst note October 2018 , Cinqair : Teva 2018 , H 1 201 earnings report, Regeneron Earnings Report H 1 2019 . ** US growth is reported by Roche, ROW by Novarits Class Drug H1 2019 WW Sales YoY Change IgE Xolair $1.5B +1% US; +11% ROW** IL - 5 Nucala $450M +38% Fasenra $296M +244% Cinqair N/R likely low IL - 4R Dupixent $931M* (*Includes both atopic derm and asthma) +166%

20 • SNC005 Positioned as “Fast - Follower” to Dupixent • Order of magnitude peak sales opportunity for SNC005 estimated at between $1 to $2B USD for Asthma alone Peak Market Sales Estimate for SNC005 (Targeting IL4Ra) SNC005 Opportunity $ Millions

21 Robust In - Licensed IP on Novel Rabbit mAbs • Multiple Chinese patent applications on humanized lead selection for all products • Several upcoming PCT filings on one - year anniversary • Issued Claims in China & Published Patent Application SNC002 “Anti - human interleukin 17A monoclonal antibody and application thereof” (CN108640991) ▪ Filed 12/10/2018, Issued (China): 8/23/2019, PCT filed Biologic Data/Regulatory Exclusivity • US: 12 years • EP: 10 years (+ 1 for substantial new indication) • Japan: 8 years (Re - Examination period) • Patent Extension (added to patent term) up to 5 years in US/EU/JP Future Intellectual Property & Exclusivity Strategy Post QYuns License

22 SUMMARY

23 8 mAbs developed in 5 years: 4 in Phase 1 in China Beyond Lead Programs: Leveraging Future Potential of High Efficiency QYuns Platform Evergreen source of new mAb Phase 1 candidates (1/ yr ) Biosimilars Novels

24 Multi Billion Dollar Global Peak Sales Opportunity • Second Mover Advantage: SNC005 “Fast - Follower” to Dupixent • Follow - on Global opportunities: SNC002 (Asthma, anti - IL17A) & SNC006 (SLE, anti - IFNR) Rapid differentiated drug - development platform • Better mAbs binding novel patentable epitopes • Rapid engine for generating new Phase 1 candidates (1/yr.) Globalization of in - licensed clinical assets • Establish robust clinical - stage pipeline in the US • Multiple shots on goal in proven blockbuster markets • Leverage existing investments by partner/licensor Capital Efficient and Rapid Achievement of Key Clinical Milestones • By 2023, 4 Phase 2 trials across 3 candidates with subsequent financing Summary: Seneca Biopharma; De - risked Drug Development

25 THANK YOU Contact Information: Kenneth Carter, PhD Executive Chairman kcarter@senecabio.com Thank you